Exhibit 10.5
This Subscription Agreement is made by and between ViewCast.com, Inc. dba ViewCast Corporation, a Delaware corporation (“Corporation”), and Diana L. Brandenburg (“Undersigned”), with respect to shares of common stock (“Common Stock”) of the Corporation (each, a “Share” and collectively, the “Shares”).
NOW THEREFORE, IT IS AGREED AS FOLLOWS:
1. Subscription. The Undersigned applies to purchase the Shares at a value per share based on the weighted average closing price of the Common Stock for the ten (10) trading days immediately prior to the date this Subscription Agreement is executed which is $0.25247 (the “Stock Value”). The number of shares of Common Stock issued will be the next higher whole number of shares determined by dividing the Subscription Amount by the Stock Value. The Corporation may reject such subscription for any reason. The Corporation need not specify a reason for its rejection of any Subscription Agreement.
6. General Representations. The Undersigned represents and warrants as follows:
A. The Undersigned is purchasing the Shares without having been furnished any offering literature; has received all documents, records and books pertaining to investment in the Corporation requested by and deemed sufficient by him to make an investment in the Corporation; and has been furnished with or has acquired copies of all reports filed by the Corporation pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) prior to the date of this Subscription Agreement and copies of all press releases issued by the Corporation prior to the date of this Subscription Agreement;
B. The Undersigned understands that he is purchasing the Shares without being furnished any offering materials and that such purchase has not been scrutinized by the U.S. Securities and Exchange Commission (the “Commission”) or any state securities regulatory body;
C. The Undersigned understands that the Shares of the Corporation have not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) nor any state securities law. The Undersigned understands that he has no right to require registration under the 1933 Act or any state securities law;
D. The Undersigned understands that the Shares are being purchased for his own account for investment, not for the interest of any other person, and not for resale to others;
E. The Undersigned is an accredited investor as defined in Regulation D, Rule 501(a) (17 C.F.R.230.501(a)), by reason of one of the following:
(a)	he is a director or executive officer of the Corporation;
(b)
his net worth (including that of his spouse) exceeds $1,000,000 (“net worth” means the excess of total assets over total liabilities and for the purposes of determining “net worth,” the value of an individual’s primary residence and any amount of indebtedness secured by the primary residence up to the fair market value thereof should be excluded, and indebtedness secured by the primary residence in excess of the value of the home should be considered a liability);

(c)
he had income in excess of $200,000 for each of 2008 and 2009 or income (including that of his spouse) in excess of $300,000 in each of those years and reasonably expects to reach the same level in 2010;

(d)
the Undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the purpose of acquiring the Shares, with total assets in excess of $5,000,000;

(e)
the Undersigned is a trust, with total assets in excess of $5,000,000, not formed for the purpose of acquiring the Shares, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

(f)	the Undersigned is an entity in which all of the equity owners are accredited investors.
F. The Undersigned is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of his investments, including an investment in the Corporation, and to make an informed decision relating thereto and to protect his own interests in connection with the purchase of the Shares;
G. The Undersigned, in making the decision to subscribe for the Shares, has relied upon an independent investigation made by him and, prior to entering into this Subscription Agreement, has been given access and the opportunity to ask questions of and to receive answers from officers of the Corporation concerning the terms and conditions of subscribing for the Shares and has received complete and satisfactory answers to such inquiries;
H. Based upon the Undersigned’s independent investigation, the Undersigned has made his own independent determination to subscribe for the Shares;
I. The Undersigned is, in relation to his total investment status and net worth, making only a reasonable commitment to the Corporation and is able to bear the economic risk of the investment, including the possible loss of his entire investment;
J. The Undersigned is making an investment in the Corporation without the expectation or desire for a resale or distribution with respect thereto;
K. The Undersigned has no need for liquidity with respect to the Undersigned’s investment in the Corporation;
L. The Undersigned recognizes that an investment in the Shares involves special risks, including, but not limited to, those set forth in all of the Corporation’s reports filed pursuant to the 1934 Act filed with the Commission prior to the date of this Subscription Agreement;
M. The Undersigned is aware of the restrictions on transfer of the Shares imposed by the 1933 Act and applicable state securities laws and hereby consents to the placement of the following restrictive legends on the certificate representing the Shares subscribed for herein:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENT OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS.

N. The Undersigned further understands that the certificates representing Shares held by officers, directors, or other affiliates of the Corporation may contain additional restrictive legends required by law;
O. The Undersigned acknowledges that he is not subscribing for the Shares as a result of or pursuant to any of the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media outlet or broadcast over television or radio; or (ii) any seminar or meeting whose attendees, including the Undersigned, had been invited as a result of, or pursuant to, any of the foregoing; and
P. The Undersigned understands that all information which the Undersigned has provided to the Corporation concerning himself and his financial position, and his knowledge of financial and business matters is correct and complete as of the date set forth herein and, if there should be any material change in such information prior to the Undersigned having paid his subscription in full, that the Undersigned must immediately provide the Corporation with such information.
3. Subscription Amount. The Undersigned hereby subscribes for Shares of ViewCast.com, Inc., a Delaware corporation, for the total price of $135,000.00 (“Subscription Amount”), and tenders a check, money order or wire transfer in the sum of $135,000.00, payable to ViewCast.com, Inc. The number of shares of Common Stock issued will be the next higher whole number of shares determined by dividing Subscription Amount by the Stock Value.
4. Binding Effect and Irrevocability. The Undersigned understands that this Subscription Agreement is not binding on the Corporation unless and until it is accepted by the Corporation as evidenced by the counter-execution below.
5. Indemnification. The Undersigned understands the meaning and legal consequences of the representations and warranties contained in this Subscription Agreement and agrees to indemnify and hold harmless the Corporation and the organizers, incorporators, directors and executive officers of the Corporation from and against any and all loss, damage or liability due to or arising out of a breach of any representation or warranty of the Undersigned contained in this Subscription Agreement.
6. Notices. All notices and other communications required or permitted under this Subscription Agreement shall be in writing, and shall be deemed to have been given if delivered personally, or mailed, postage prepaid, by first class mail, to the parties at the addresses set forth in this Subscription Agreement or such other address as a party may specify to the other by notice.

7. Succession and Assignment. This Subscription Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, heirs, legatees, devisees, assigns, legal representatives, and successors of the parties hereto, and may not be assigned or transferred by either party without the consent of the other party.
8. Amendments and Waivers. This Subscription Agreement may be amended or modified only by an instrument signed by the parties hereto. A waiver of any provision of this Subscription Agreement must be in writing, designated as such, and signed by the party against whom enforcement of that waiver is sought. The waiver by a party of a breach of any provision of this Subscription Agreement shall not operate or be construed as a waiver of any subsequent or other breach thereof.
9. Governing Law. This Subscription Agreement shall be enforced, governed and construed in accordance with the laws of the State of Delaware.
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EXECUTED AND SUBMITTED BY THE UNDERSIGNED:
Date: December 30, 2010

/s/ Diana L. Brandenburg	/	/s/ Charles Roark

Signature of Subscriber		Signature of Raymond James & Assoc. Inc.

Diana L. Brandenburg	/	Charles Roark, Supervisor — Investments

(Type or print name of Subscriber as it appears above		Type or print name of as it appears above)

/
Federal Tax Identification No. of Subscriber		Federal Tax Identification No. of Subscriber’s Spouse

401 North Point Rd., #1002
Street Address

Osprey, FL 34229
City	State	Zip

**IMPORTANT**	Please print below exactly how you want your name(s) listed on your securities certificate:
Raymond James & Assoc. Inc. Custodian FBO: Diana L. Brandenburg RIRA, Acct.
P.O. Box 12749
St. Petersburg, FL 33733-2749
ACCEPTED BY

ViewCast.com, Inc., a Delaware corporation

By:	/s/ Laurie L. Latham
Laurie L. Latham, Senior Vice President and Chief Financial Officer

Date:	December 30, 2010